Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data Roseland Residential Trust Supplemental Operating and Financial Data 3Q 2016

2 Monaco 523 apartments Operating Marbella 412 apartments Operating URL® Harborside – I 763 apartments Q1 2017 Opening San Remo 250 apartments 2017 Start M2 at Marbella 311 apartments Lease-up Jersey City Waterfront RRT Holdings Plaza 8 / 9 1,300 apartments Future development Overlook Ridge Malden and Revere, Massachusetts (additional 476 apartments as future starts) The Chase II at Overlook Ridge 292 apartments Q4 2016 opening Overlook IIIC 314 apartments Q1 2017 start The Chase at Overlook Ridge 371 apartments operating Alterra at Overlook Ridge 722 apartments operating

Index RRT Overview Company Overview 2016 Activities Portfolio Summary NAV Breakdown RRT Financial Schedules Balance Sheet Income Statement Same Store Results Liability Overview Community Highlights Operating & Lease-Up Operating – Subordinated Interest In-Construction Predevelopment and Future Development 3 Q3 2016 URL ® M2 at Marbella

Roseland Residential Trust Overview Q3 2016

The Company- Roseland Residential Trust 5 Q3 2016 Roseland Residential Trust (RRT or Roseland), Mack-Cali’s multi-family platform, is a premier full-service residential and mixed-use developer in the Northeast with an industry-leading reputation for successful conception, execution, and management of class A residential developments RRT’s scalable and integrated business platform oversees the Company’s operating and in-construction assets, geographically desirable land portfolio, sourcing of new development and acquisition opportunities, and repurposing activities RRT was formed on December 31, 2015 as a separate subsidiary of Mack-Cali to further facilitate disclosures, transparency, and capital flexibility of the residential platform. RRT contains all of Mack-Cali’s residential holdings, including office assets with likely residential repurposing potential RRT’s executive leadership, a cohesive team since 2003, has an average experience of 18 years at Roseland and 27 years in the industry: Marshall Tycher Founder & Chairman Michael DeMarco Chief Executive Officer Andrew Marshall President & Chief Operating Officer Ivan Baron Chief Legal Counsel Bob Cappy Chief Financial Officer Gabriel Shiff Chief Investment Officer Brenda Cioce President, Roseland Residential Services RRT is governed by a Board of Directors consisting of: William Mack, David Mack, Michael DeMarco, Mitchell Rudin, and Marshall Tycher

Roseland Overview-
Management's Discussion & Objectives

RRT oversees Mack-Cali's continued expansion into the residential sector where fundamentals and macroeconomic trends in our core geographies continue to show strength. RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C. with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the demographics and shortage of new class A housing in these markets.

Rents in our primary sub-markets, markets that will fuel much of our future development activity, have demonstrated growth over the last year: Jersey City at 3.13% and Overlook Ridge at 6.72%

- **Market Conditions:** We are seeing continued strength with steady lease-up absorption in our key markets. Our 2016 deliveries have current opening rent schedules in excess of pre-construction underwriting (i.e. M2 at Marbella $49 rent/SF vs. $41 rent/SF)

- **Current Portfolio:** Roseland's high-barrier-to-entry class A portfolio is at the forefront of characteristics supportive of market-leading valuations and competitive/superior to leading publicly traded residential REITs:
  - (i) top in market rents: **Average revenue per unit of $2,572**
  - (ii) young, and trending lower, average building age: **Average age of twelve years**
  - (iii) geographically concentrated in northeast gateway markets: **Approximately 87.9% of the assets are in a gateway market with average occupancy of 97%**

- **Target Portfolio:** RRT targets approximately 13,547 operating and in-construction apartments by year-end 2018. This growth of approximately 5,500 apartments will be achieved primarily through development and repurposing activities from Roseland's valuable land holdings
  - Acquisition Risk: Portfolio growth is not subject to acquisition risk as Roseland controls its sizable future development portfolio inclusive of highly accretive repurposing opportunities (approximately ten sites are active)
  - Development Risk: Future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments, thereby dramatically reducing our development risk. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 6

(1) In addition, RRT has 406 units of target Q4 2016 starts 2015/2016 Achievements - Development Lease-Up Commencement Pending Completions In-Construction Portfolio (1) Units: 311 Yield: 6.92% Units: 1,163 Yield: 6.68% Units: 1,522 Yield: 6.31% Keys: 372 Yield: 10.03% M2 at Marbella 78.5% leased Quarry Place at Tuckahoe Q4 2016 Residences at City Square I Q4 2018 Chase II at Overlook Ridge Q4 2016 Signature Place at Morris Plains Q3 2018 URL® Harborside Q1 2017 Portside 5/6 Q1 2019 Lofts at 40 Park Q1 2019 RiverHouse 11 at Port Imperial Q1 2019 Marriott Hotels at Port Imperial Q1 2019 Worcester II Q3 2019 51 Washington Street Q4 2019 Roseland Overview- 2016 Achievements – Development Activity 7 Q3 2016 M2 at Marbella URL ® Marriot Hotels at Port Imperial

Roseland Overview-
2016 Achievements – Acquisition Activity

Roseland has spent net capital of $52.5mm* ($105mm acquisitions ; $53mm dispositions) to increase portfolio cash flow and ownership, while concurrently reducing subordinate interests.

Acquisition Activity (generating greater ownership)	Results
Majority JV partner's interest in The Chase at Overlook Ridge (1Q 2016)	**100%** ownership in The Chase at Overlook Ridge
Majority partner's interest in Portside at East Pier; Minority partner's interest in Portside at East Pier, 5/6 and 1-4 (2Q 2016)	**100%** ownership in Portside at East Pier **100%** ownership in Portside 5/6 and 1-4
Minority JV partner's 25% subordinated interest in RiverTrace (1Q 2016)	**50%** subordinated interest in RiverTrace in Port Imperial. Subsequently, we converted this interest to a 22.8% heads-up ownership and refinanced the property
Land partner's interest in five land parcels in Port Imperial (2Q 2016)	**100%** ownership in Parcels 11 (in construction), 8-9, 16, 1-3 Office, and Park Parcel (~1,000 units)
JV partner's interest in Port Imperial South Garage and Retail (2Q 2016)	**70%** ownership in Port Imperial Garage and Retail South up from 44%
Land partner's interest in Overlook Ridge (2014)	**100%** ownership in the Chase II (in-construction) and remaining land parcels

Additional Highlights:

- **Disposition:** Andover Place (220 units) in August 2016 for approximately $40.4mm
- **Disposition:** Subordinate interest in RiverParc and RiversEdge for approximately $6.7mm
- Material ownership gains of strategic land holdings (East Boston, Overlook Ridge, and Port Imperial)
- Immediate annual cash flow increase of approximately $5.8mm

* Net of $37mm of refinancing proceeds.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q3 2016 8

Roseland Overview- Acquisition Spotlights

RRT simplified and expanded its portfolio ownership through the following key acquisitions:



RiverTrace in Port Imperial



Portside at East Pier and remaining land parcels (5/6, 1-4)



The Chase at Overlook Ridge, Chase II and remaining land parcels



Port Imperial (Garage South, 11, 8-9, 16, 1-3 Office and Park Parcel)

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016

9

Capital Raise: The Company is exploring select capital alternatives to facilitate the growth of the RRT portfolio. The Company is considering direct common equity, with co-investment from Mack-Cali, and alternative capital structures as well Capital Commitments: Roseland’s projected future capital commitments for its in-construction and remaining 2016 start portfolio is approximately $119 million, net of contributed/acquired land and costs incurred as of September 30, 2016: 10 Q3 2016 Subordinate Interest Reduction: In 2016, RRT has made significant strides in reducing its subordinate interest partnerships. At year-end 2015, RRT had an interest in 3,025 subordinate operating apartments. As of September 30, 2016 RRT’s subordinate interest portfolio was reduced to 1,963 apartments (a 35% reduction). RRT will continue to focus on this objective with a target year-end 2016 goal of 1,235 apartments (representing a year over year reduction of 59%). In addition to operating conversions, we increased our ownership to 100% across five parcels in Port Imperial and in East Boston Portfolio: Remaining 2016 construction start activity of 406 apartments will produce a target operating and in-construction portfolio at year-end 2016 of approximately 8,677 apartments. RRT’s average ownership of 68% represents significant growth, to date and will continue to be a priority of the Company Category In-Construction Portfolio (Remaining Commitment) 2016 Remaining Starts Total Apts/Keys 3,057 406 3,463 Amount ($M) $64 55 $119 Roseland Overview- 2016 Objectives

Portfolio Overview Roseland envisions continuous evolution of its owned residential portfolio: Notes: Includes 612 hotel keys and 1,915 apartments of Identified Repurposing pursuits (see page 35). Classification Operating Communities Operating Communities (Subordinated Interests) In-Construction Communities Predevelopment and Future Communities Total (1) Current Portfolio 3,251 1,963 3,057 11,151 19,422 Y/E 2016 Portfolio 4,087 1,235 3,355 10,745 19,422 Y/E 2017 Portfolio 5,576 1,235 4,010 8,601 19,422 Y/E 2018 Portfolio 7,314 1,235 4,998 5,875 19,422 11 Q3 2016

Portfolio Overview- Geographic Breakdown 12 Q3 2016 Portfolio Summary (% by units) Key: Operating Properties In Construction Predevelopment & Land Boston Metro 4 properties / 1,268 units 4 properties / 953 units 4 properties / 964 units Jersey City 3 properties / 1,246 units 1 property / 763 units 7 properties / 3,900 units NE Corridor 5 properties / 630 units 4 properties / 674 units 14 properties / 3,306 units Washington DC 2 properties / 1,172 units 3 properties / 952 units Port Imperial 2 properties / 898 units 2 properties / 667 units 8 properties / 2,029 units Port Imperial 19% NE Corridor 24% Washington DC 11% Jersey City 30% Boston Metro 16%

Portfolio Overview-
Net Asset Value (NAV) Summary

- As reflected below, primary contributors to Roseland's approximate $1.3 billion NAV are:
  - **Markets:** Geographically concentrated on the Hudson River Waterfront and Boston Metro markets **~77%**
  - **Status:** Majority in Operating and In-Construction communities **~81%**
  - **Ownership:** Predominantly wholly-owned and joint venture interests **~92%**

($ in millions)

		Number of Properties / Projects	Number of Units	Estimated Asset Value		Asset Value Breakdown [1]			RRT % of Total
				Total	Per Unit	Debt	JV Partner	Roseland	
Markets	Hudson River Waterfront	23	9,503	$2,137		$788	$766	$584	44.8%
	Boston Metro	12	3,185	574		124	32	419	32.1%
	Washington, D.C.	5	2,124	535		266	162	107	8.2%
	Northeast Corridor [2]	23	4,610	360		126	59	175	13.4%
	Subtotal	**63**	**19,422**	**$3,606**		**$1,303**	**$1,020**	**$1,284**	**98.5%**
Status	Operating Properties - Wholly Owned	6	1,627	$484	$298	$143	$17	$325	24.9%
	Operating Properties - Joint Venture	4	1,624	783	482	405	249	130	9.9%
	Operating Properties - Subordinate Interest	5	1,963	1,170	596	595	491	83	6.4%
	Subtotal: Operating Properties	15	5,214	$2,438	$468	$1,143	$756	$538	41.3%
	In-Construction	11	3,057	776	254	160	95	522	40.0%
	Pre / Future Development	37	11,151	392	35	0	169	224	17.2%
	Subtotal	**63**	**19,422**	**$3,606**	**$186**	**$1,303**	**$1,020**	**$1,284**	**98.5%**
Ownership	Wholly-Owned	37	10,462	$821		$154	$40	$627	48.1%
	Joint Venture	19	6,997	1,614		553	488	573	44.0%
	Subordinated Interest	7	1,963	1,171		595	492	83	6.4%
	Subtotal	**63**	**19,422**	**$3,606**		**$1,303**	**$1,020**	**$1,284**	**98.5%**
Fee Business	**Fee Income Business / Platform**			**$20**				**$20**	**1.5%**
Total	**Total**			**$3,626**		**$1,303**	**$1,020**	**$1,304**	**100.0%** [3]

Notes:
(1) Breakdown excludes $656 million of discounts to JV Partner and Roseland value for assets currently under construction or renovation.
(2) Includes Philadelphia metro area, Central/Northern New Jersey (non-Waterfront) and Westchester County.
(3) Roseland NAV represents a valuation midpoint between $1.24 billion and $1.37 billion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 13

Portfolio Overview- Net Asset Value (NAV) Breakdown 14 Q3 2016 As of September 30, 2016, Roseland’s approximate $1.3 billion NAV was comprised of: Top NAV (net equity) contributors (45%)(1) Alterra at Overlook Ridge - $190 mm URL ® Harborside I - $178 mm Chase I & II at Overlook Ridge - $82 mm Portside 7 & 5/6 at East Pier - $79 mm Marriott Hotels at Port Imperial - $56 mm Notes: Includes both stabilized and in-construction assets. Operating Properties 41% In - Construction 40% Pre / Future Development 17% Other 2% NAV by Asset Status Boston Metro 32% Northeast Corridor 13% Washington, D.C. 8% Hudson River Waterfront 45% Other 2% NAV by Market

Notes: Year-end 2018 projections based on execution of Roseland’s development/operating plan described herein and internal company projections. Includes wholly owned and joint venture apartments. Year-end 2020 cash flow projection is $89mm. Actual Growth: Roseland has exhibited growth across key financial metrics since its acquisition with forecasts of continued material growth Projected Growth: Roseland’s growth through 2018 will result from completion and lease-up of its active construction portfolio (2,825 apartments and keys) and construction starts of its remaining 2016 development schedule Roseland Overview- Financial Metric Growth 15 Q3 2016 October 2012 September 2016 Year End 2018 (2)(3) Total Oct-2012 Delta Total Oct-2012 Delta Operating & Construction Apts.(1) 3,533 8,271 4,738 13,547 10,014 Future Development Apts. 7,086 11,151 4,065 5,875 (1,211) Subordinated Interests Apts. 3,533 1,963 (1,570) 1,235 (2,298) Average Operating and Construction Ownership 22.3% 58% 35.7% 72.7% 50.4% Annual Property Cash Flow ($ in millions) $0.5 $18.9 $18.4 $56.0 $55.5 NAV ($ in millions) $115 $1,304 $1,189 $1,883 $1,768 Projected Growth Actual Growth

Portfolio Overview- In Construction Assets 16 Q3 2016 Quarry Place at Tuckahoe 108 apartments Tuckahoe, NY Initial Occupancy: Q4 2016 Marriott Hotels at Port Imperial 372 keys Weehawken, NJ Initial Occupancy: Q1 2018 Portside 5/6 296 apartments East Boston, MA Initial Occupancy: Q1 2018 Roseland has eleven (11) projects representing 2,685 apartments and a 372-key hotel at Port Imperial under construction. Roseland forecasts approximately $311 million of value creation from these active developments. RiverHouse 11 at Port Imperial 295 apartments Weehawken, NJ Initial Occupancy: Q1 2018 URL® Harborside 763 apartments Jersey City, NJ Initial Occupancy: Q1 2017 Worcester – I and II 365 apartments Worcester, MA Initial Occupancy: Q4 2017 Value Creation Summary ($ in millions) Residential Hotel Total Projected Development Yield 6.47% 10.03% 6.92% Projected NOI $60,820 $13,000 $73,820 Gross Value @ 5.00% Cap (1) $1,216,400 $185,714 $1,476,400 Less: Projected Costs (936,946) (129,600) (1,066,546) Net Value Creation @ 100% $279,454 $56,114 $409,854 RRT Average Ownership 93.13% 90.00% RRT Share $260,256 $50,503 $310,759

Portfolio Overview- Repurposing Success

A primary synergistic component of the Mack-Cali / Roseland combination is the repurposing of select office holdings to higher valued residential use. To that end, highlights of our activities to date include:

- **Construction Start**: We commenced construction on:
  - 4Q – 2015 on Signature Place in Morris Plains, NJ (197 units)
- **Pending Starts**: We have pending starts at:
  - Q4 2016 - 150 Monument Road in Bala Cynwyd, PA (206 units)
  - Q4 2016 - 233 Canoe Brook Road in Short Hills, NJ (200 units; 240 keys)
- **Future Starts:** Roseland is seeking/finalizing approvals on additional repurposing developments. Current highlights:
  - RRT holdings: 345 units
  - Identified Candidates (future RRT transfers: 1,915 units)

    Bergen County (925 units) · Essex County (580 units) · Westchester County (235 units) · Morris County (175 units)
- We anticipate repurposing activities will provide material value creation. For example:
  - **As approved, the estimated value of the Short Hills repurposing value creation is approximately: $23.1 million (net ~$19 million value creation)**



Signature Place Morris Plains, NJ
Apts: 197
Started: 4Q 2015



Bala Cynwyd, PA
Apts: 206
Target Start: 4Q 2016



Short Hills, NJ
Apts: 200
Target Start: 4Q 2016

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 17

Financial Schedules Q3 2016

Financial Highlights-
RRT Balance Sheet

$ in thousands

	AS OF SEP 30, 2016	AS OF DEC 31, 2015
ASSETS		
Rental Property		
Land and Leasehold Interests	$205,061	$177,579
Buildings and Improvements	550,208	435,726
Construction in Progress	200,156	59,517
Furniture, Fixtures and Equipment	17,071	12,737
Total Gross Rental Property (1)	**972,496**	**685,559**
Less: Accumulated Depreciation	(36,740)	(30,642)
Net Investment in Rental Property	**935,756**	**654,917**
Rental Property Held for Sale, Net (1)	291	-
Total Property Investments	**936,047**	**654,917**
Cash and Cash Equivalents	10,189	6,802
Investments in Unconsolidated Joint Ventures	239,071	227,317
Unbilled Rents Receivable, net	85	43
Deferred Charges and Other Assets	29,948	28,589
Restricted Cash	3,568	2,607
Accounts Receivable	2,919	1,814
Total Assets	**$1,221,827**	**$922,089**
LIABILITIES AND EQUITY		
LIABILITIES		
Mortgages, Loans Payable and Other Obligations (2)	$254,342	$113,715
Accounts Pay, Accrued Expenses and Other Liabilities	39,355	32,569
Rents Recieved in Advance and Security Deposits	2,488	1,713
Accrued Interest Payable	345	282
Total Liabilities	**296,530**	**148,279**
EQUITY		
Partner's Capital/Stockholders' Equity	904,443	716,608
Non Controlling Interests in Consolidated Joint Ventures	20,854	57,202
Total equity	**925,297**	**773,810**
Total Liabilities and Equity	**$1,221,827**	**$922,089**

Notes:

(1) Increase primarily resulting from Chase I and Portside 7 acquisitions ($175 million), in-construction development and repurposing expenditures ($139 million), and the transfer of URL Harborside land ($11 million) less Andover sale of property of ($39 million).

(2) Increase primarily resulting from Chase I and Portside 7 loans acquired and refinanced ($130 million), construction loan advances ($52 million) and repayment of land loans ($40 million).

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016

19

Financial Highlights- RRT Income Statement 20 $ in thousands Q3 2016 Notes: Includes net operating income after debt service from Consolidated Operating Communities of $4.8 million and $14.7 million, depreciation of $3.4 million and $9.7 million and amortization of in-place leases related to the acquisition of Chase I and Portside 7 of $2.8 million and $6.6 million for the three and nine months ended September 30,2016, respectively. Includes realized gain on sale of Andover Place ($2.7 million) and unrealized loss of Capital Office Park land ($3.87 million). Three Months Ended Nine Months Ended September 30, 2016 September 30, 2016 REVENUE: Base Rents $9,739 $27,721 Escalation and Recoveries from Tenants 357 980 Real Estate Services 5,956 17,748 Parking Income 1,792 5,031 Other Income 50 726 Total Revenue $17,894 $52,206 EXPENSES: Real Estate Taxes $1,929 $6,080 Utilities 770 2,057 Operating Services 2,827 8,714 Real Estate Service Expenses 6,195 18,901 General and Administrative 2,273 8,242 Acquisition Costs - 164 Depreciation and Amortization 7,314 19,653 Total Expenses $21,308 $63,811 Operating Income (1) ($3,414) ($11,605) OTHER (EXPENSE) INCOME: Interest Expense ($1,982) ($5,008) Interest and other investment income - 1 Equity in Earnings (Loss) in Unconsolidated Joint Ventures (697) (3,947) Gain on Change of Control of Interests - 15,347 Gain on Sale of Investment in Unconsolidated Joint Ventures - 5,670 Total Other (Expense) Income ($2,679) $12,063 Discontinued Operations (Net) Realized Gain/(Loss) and Unrealized (Loss) on Asset Dispositions (2) (472) (472) Net Income (Loss) ($6,565) ($14) Non-Controlling Interest in Consolidated Joint Ventures 60 822 Net Income Available to Common Shareholders ($6,505) $808

Financial Highlights- Same Store Comparison 21 Q3 2016 Note: Active repositioning over the last year, at Crystal House and Alterra specifically, have resulted in higher than average make ready expenses and vacancy losses. $ in thousands Sequential Quarter Comparison Quarter Ended Quarter Ended % September 30, 2016 June 30,2016 Change Number of Apartment Homes 3,287 Revenue Per Apartment Home $2,477 $2,467 0.41% Revenues $22,995 $22,665 1.46% Operating Expenses 9,226 8,873 3.98% Net Operating Income $13,769 $13,792 -0.17% Calendar Quarter Comparison Quarter Ended Quarter Ended % September 30, 2016 September 30, 2015 Change Number of Apartment Homes 3,287 Revenue Per Apartment Home $2,477 $2,403 3.08% Revenues $22,995 $22,917 0.34% Operating Expenses 9,226 9,245 -0.21% Net Operating Income $13,769 $13,672 0.71%

Financial Highlights-
Debt Maturities

$ in thousands
As of 9/30/16

Consolidated Debt Maturities	Fixed Rate	Floating Rate [1]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [1]
2017	$0	$25,159	$25,159	9.7%	N/A	2.9%
2018	0	31,910	31,910	12.3%	N/A	3.4%
2019	27,500	7,136	34,636	13.3%	2.9%	2.9%
2021	4,000	0	4,000	1.5%	4.4%	N/A
2023	131,498	0	131,498	50.6%	3.5%	N/A
Thereafter	32,600	0	32,600	12.5%	4.8%	N/A
Total Mortgages Payable per Balance Sheet	**$195,598**	**$64,206**	**$259,804** [2]	**100.0%**	**3.7%**	**3.1%**
Total Mortgage Deferred Finance Costs			(5,462)			
Total Mortgages Payable and Misc Obligations	**$195,598**	**$64,206**	**$254,342**			

Unconsolidated JV Debt Maturities	Fixed Rate	Floating Rate [1]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [1]
2016	$0	$0	$0	0.0%	N/A	3.0%
2017	0	17,706	17,706	7.3%	N/A	2.8%
2020	41,250	0	41,250	16.9%	3.2%	N/A
Thereafter	185,185	0	185,185	75.9%	5.0%	N/A
Total Unconsolidated JV mortgages payable [3]	**$226,435**	**$17,706**	**$244,141**	**100.0%**	**4.7%**	**2.8%**

Notes:
(1) Floating rates calculated from 1-Month LIBOR rate 0.53111 percent as of September 30, 2016.
(2) Includes approximately $64 million of actual construction loans balances as of September 30, 2016, which have a maximum loan balance of approximately $405 million.
(3) Reflects debt at effective ownership percent. Excludes debt associated with Unconsolidated Subordinate Joint Ventures.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 22

Community Highlights Q3 2016 23

Financial Highlights- Operating & Lease-Up Communities As of September 30, 2016, Roseland had: Wholly owned or joint venture interest in 2,940 stabilized operating apartments and 311 apartments in lease-up (3,251 apartments) The stabilized portfolio had a leased percentage of 97.7%, compared to 97.4% in Q2 M2 at Marbella in Jersey City, NJ began leasing in May 2016 and was 78.5% leased at quarter-end Andover Place was sold in August 2016 for approximately $40.4mm 24 Q3 2016

Financial Highlights- Operating Communities

$ in thousands

Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Operating Highlights: Percentage Leased Q3 2016	Percentage Leased Q2 2016	Average Revenue Per Home Q3 2016	Average Revenue Per Home Q2 2016	NOI Q3 2016	NOI Q2 2016	NOI YTD 2016
Consolidated[1]													
Alterra at Overlook Ridge [2]	Revere, MA	100.00%	722	663,139	918	2008	98.2%	99.0%	$1,903	$1,865	$2,098	$2,342	$6,745
The Chase at Overlook Ridge	Malden, MA	100.00%	371	337,060	909	2014	98.9%	99.2%	2,244	2,327	1,592	1,712	6,811
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	97.5%	98.1%	2,150	2,143	360	364	1,140
Riverwatch [2]	New Brunswick, NJ	100.00%	200	147,852	739	1997	98.5%	100.0%	1,688	1,637	314	387	1,014
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	99.4%	99.4%	2,907	2,978	1,040	1,157	3,098
Consolidated		**100.00%**	**1,627**	**1,489,099**	**915**		**98.5%**	**99.1%**	**$2,086**	**$2,089**	**$5,404**	**$5,962**	**$18,808**
Joint Ventures													
Crystal House [2][3]	Arlington, VA	25.00%	794	738,786	930	1962	97.8%	95.3%	$1,829	$1,823	$2,012	$2,095	$6,183
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	95.0%	93.6%	2,198	2,165	410	283	1,138
Station House	Washington, DC	50.00%	378	290,348	768	2015	95.5%	95.8%	2,748	2,759	$1,818	$1,420	$4,495
Joint Ventures		**34.35%**	**1,313**	**1,154,632**	**879**		**96.9%**	**95.3%**	**$2,133**	**$2,129**	**$4,240**	**$3,798**	**$11,816**
Total Residential - Stabilized		**70.68%**	**2,940**	**2,643,731**	**899**		**97.7%**	**97.4%**	**$2,107**	**$2,107**	**$9,644**	**$9,760**	**$30,624**
Lease-up													
Joint Ventures													
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	78.5%	44.7%	3,064	NA	$1,216	($199)	$1,017
Joint Ventures		**24.27%**	**311**	**273,132**	**878**		**78.5%**	**44.7%**	**$3,064**	**NA**	**$1,216**	**($199)**	**$1,017**
Total Residential - Operating Communities (3)		**66.24%**	**3,251**	**2,916,863**	**897**		**95.9%**	**92.4%**	**$2,199**	**$2,107**	**$10,860**	**$9,561**	**$31,641**
Commercial			Parking Spaces										
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426		2013	NA	NA	NA	NA	$513	$534	$1,433
Port Imperial Retail South	Weehawken, NJ	70.00%		16,736		2013	53.5%	53.5%	NA	NA	(4)	(42)	(74)
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617		2015	NA	NA	NA	NA	464	383	1,087
Port Imperial Retail North	Weehawken, NJ	100.00%		8,365		2015	100.0%	100.0%	NA	NA	42	0	42
Total Commercial Communities		**84.87%**	**1,586**	**650,144**			**69.00%**	**69.0%**	**NA**	**NA**	**$1,015**	**$875**	**$2,488**
Total Operating Communities				**3,567,007**					**$2,199**	**$2,107**	**$11,875**	**$10,436**	**$34,129**

Notes:

(1) Excludes Andover Place, which was sold in August 2016.
(2) Assets planned for or currently undergoing repositioning.
(3) Unit count excludes 31 apartments offline until completion of all renovations; Percentage Leased excludes 94 units undergoing renovation.
(4) Excludes approximately 45,993 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 25

Financial Highlights- Operating Communities

$ in thousands

Operating Communities	Ownership	Apartments	Project Debt: Outstanding Balance	Project Debt: Maximum Balance	Project Debt: Maturity Date	Project Debt: Interest Rate	Capital Balance Overview: MCRC Capital	Capital Balance Overview: Third Party Capital	Capital Balance Overview: Return Rate	Notes
Consolidated										
Alterra at Overlook Ridge	100.00%	722	$0	$0						
The Chase at Overlook Ridge	100.00%	371	72,500	72,500	2/1/2023	3.625%				
Park Square	100.00%	159	27,500	27,500	4/10/2019	L + 1.75%				
Riverwatch	100.00%	200	0	0						
Portside at East Pier - 7	100.00%	175	58,998	58,998	8/1/2023	3.44%				
Consolidated	**100.00%**	**1,627**	**$158,998**	**$158,998**						
Joint Ventures										
Crystal House	25.00%	794	$165,000	$165,000	4/1/2020	3.17%	$26,006	$78,910		(1)
RiverPark at Harrison	45.00%	141	30,000	30,000	8/1/2025	3.70%	1,457	1,909	7.25%	
Station House	50.00%	378	100,700	100,700	7/1/2033	4.82%	46,408	46,251		
Joint Ventures	**34.35%**	**1,313**	**$295,700**	**$295,700**			**$73,871**	**$127,070**		
Total Residential - Stabilized	**70.68%**	**2,940**	**$454,698**	**$454,698**			**$73,871**	**$127,070**		
Lease-up										
Joint Ventures										
M2	24.27%	311	72,955	77,400	3/30/2017	L + 2.25%	15,645	49,104	9.00%	
Joint Ventures	**24.27%**	**311**	**$72,955**	**$77,400**			**$15,645**	**$49,104**		
Total Residential - Operating Communities	**66.24%**	**3,251**	**$527,653**	**$532,098**			**$89,516**	**$176,174**		
Commercial		**Parking Spaces**								
Port Imperial Garage South	70.00%	800	$32,600	$32,600	12/1/2029	4.78%	$1,143	$4,344		(2)
Port Imperial Retail South	70.00%		4,000	4,000	12/1/2021	4.41%				
Port Imperial Garage North	100.00%	786	0	0						
Port Imperial Retail North	100.00%		0	0						
Total Commercial Communities	**84.87%**	**1,586**	**$36,600**	**$36,600**			**$1,143**	**$4,344**		
Total Operating Communities	**72.35%**	**4,837**	**$564,253**	**$568,698**			**$90,659**	**$180,518**		

Notes:
(1) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.
(2) Capital balance applies to both Port Imperial Garage South and Port Imperial Retail South.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 26

Financial Highlights- Subordinated Interest Communities

- As of September 30, 2016, Roseland had:
  - Subordinated interests in 1,963 stabilized operating apartments; as compared to 2,654 apartments as of Q1 2016
  - The subordinated stabilized portfolio had a leased percentage of 98.0%, compared to 96.1% in Q2 2016
- Roseland continues to evaluate converting its remaining promoted interests via disposition, acquisition or ownership buy-ups across all its subordinated interest communities. Recent successes include:
  - **The Chase at Overlook Ridge - I**: On January 5, 2016 Roseland acquired its JV partner's interest. By utilizing its in-place promoted interest, the valuation approximated to a 5.75% capitalization rate investment.
  - **Portside**: Acquired Prudential's majority interest in the 175-apartment Portside at East Pier, as well as minority partner's interest in Portside at East Pier, Portside 5/6 and Portside 1-4. Roseland's ownership across all of Portside is currently 100%
  - **RiverTrace at Port Imperial**: Acquired Prudential's minority subordinate interest. Subsequent to quarter-end, Roseland converted its 50% subordinate interest position to a 22.8% heads-up ownership position and refinanced the mortgage to a ten year, fixed rate interest only loan at 3.21% (as compared to previous rate of 6.00%)
  - Sold RRT's subordinate interest in **RiversEdge** (236 units) and **RiverParc** (280 units) for approximately $6.4 million and realized a gain of $5.7 million
- **At year-end 2016, we are targeting a subordinate interest residential portfolio of no more than three (3) residential communities (estimated NAV of $24.1 million) as compared to nine (9) communities at year-end 2015**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q3 2016 27

Financial Highlights-
Subordinated Interest Communities

$ in thousands

	Location	Ownership [1]	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q3 2016	Percentage Leased Q2 2016	Average Revenue Per Home Q3 2016	Average Revenue Per Home Q2 2016	NOI Q3 2016	NOI Q2 2016	NOI YTD 2016
							Operating Highlights						
Residential													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	97.8%	94.4%	$3,156	$3,160	$2,481	$2,392	$7,388
Monaco	Jersey City, NJ	15.00%	523	475,742	910	2011	98.3%	96.9%	3,523	3,533	3,803	3,607	11,078
RiverTrace at Port Imperial [2]	West New York, NJ	50.00%	316	295,767	936	2014	98.1%	96.8%	3,170	3,172	1,781	1,798	5,410
The Estuary	Weehawken, NJ	7.50%	582	530,587	912	2014	97.9%	95.7%	3,258	3,253	3,343	3,352	10,105
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	97.7%	98.5%	3,357	3,366	825	790	2,370
Total Residential Operating Communities [3]		**20.19%**	**1,963**	**1,795,848**	**915**		**98.0%**	**96.1%**	**$3,300**	**$3,303**	**$12,233**	**$11,939**	**$36,351**
Commercial				**Comm SF**									
Shops at 40 Park	Morristown, NJ	12.50%		50,973		2010	65.5%	60.4%	NA	NA	$204	$177	$609
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745		2008	64.0%	64.0%	NA	NA	171	192	523
Total Commercial Communities				**81,718**			**64.9%**	**61.8%**	**NA**	**NA**	**$375**	**$369**	**$1,132**
Total Subordinated Interest Communities			**1,963**	**1,877,566**							**$12,608**	**$12,308**	**$37,483**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Subsequent to quarter-end Roseland, converted it's ownership to a heads-up joint venture at 78.2% (UBS) and 22.8% (RRT).
(3) Excludes approximately 27,666 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 28

Financial Highlights- Subordinated Interest Communities 29 Q3 2016 Notes: The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest. Equity Capital balances apply to Metropolitan at 40 Park and Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest. Includes accrued preferred return. $ in thousands Third Outstanding Maximum Maturity Interest MCRC Party Return Location Ownership Apartments Balance Balance Date Rate Capital Capital Rate Notes Residential Marbella Jersey City, NJ 24.27% 412 $95,000 $95,000 5/1/2018 4.99% $125 $7,567 9.50% (1) Monaco Jersey City, NJ 15.00% 523 165,000 165,000 2/1/2021 4.19% 0 83,663 9.00% RiverTrace at Port Imperial Weehawken, NJ 50.00% 316 79,067 80,249 7/15/2021 6.00% 0 47,844 7.75% The Estuary Weehawken, NJ 7.50% 582 210,000 210,000 3/1/2030 4.00% 0 17,700 8.50% Metropolitan at 40 Park Morristown, NJ 12.50% 130 37,836 37,836 9/1/2020 3.25% 695 21,531 9.00% (2) Total Residential Operating Communities 20.19% 1,963 $586,903 $588,085 $820 $178,305 Commercial Shops at 40 Park Morristown, NJ 12.50% $6,354 $6,354 8/13/2018 3.63% $0 $0 (2) Riverwalk at Port Imperial West New York, NJ 20.00% 0 0 0 5,871 9.00% Total Commercial Communities 15.32% $6,354 $6,354 $0 $5,871 Total Subordinate Interest Communities 1,963 $593,257 $594,439 $820 $184,176 Project Debt Capital Balance Overview (3)

Financial Highlights- In-Construction Communities As of September 30, 2016, Roseland had: Wholly owned or joint venture interests in 2,685 in-construction apartments and 372 hotel keys (11 projects) The in-construction portfolio is projected to produce stabilized NOI of $73.7 million; Roseland’s average ownership is approximately 93% After projected debt service of approximately $27 million, Roseland’s estimated share of net cash flow is approximately $46 million We envision lease-up commencement of Quarry Place at Tuckahoe and The Chase II in Q4 2016 and URL® Harborside in Q1 2017 Roseland has a remaining equity capital commitment to the buildout of this portfolio of approximately $64 million: 30 Q3 2016 51 Washington Street $13 RiverHouse 11 21 Portside 5/6 12 Worcester II 10 Other Projects 7 Total $64

Financial Highlights- In-Construction Communities

$ in thousands

				Project Capitalization - Total				Capital as of 3Q-16		Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt	MCRC Capital	Third Party Capital	Costs	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated														
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	$53,100	$28,750	$24,091	$259	$49,398	$20,136	Q1 2014	Q4 2016	Q3 2017	$3,457	6.51%
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	129,600	94,000	32,040	3,560	40,548	32,040	Q3 2015	Q1 2018	Q1 2019	13,000	10.03%
The Chase II at Overlook Ridge	Malden, MA	100.00%	292	74,732	48,000	26,900	0	52,275	26,900	Q3 2015	Q4 2016	Q1 2018	4,794	6.41%
Worcester - I (1)	Worcester, MA	100.00%	237	57,868	41,500	16,368	0	16,178	16,116	Q3 2015	Q4 2017	Q4 2018	3,748	6.48%
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	58,651	42,000	16,651	0	13,733	13,589	Q4 2015	Q4 2017	Q3 2018	3,894	6.64%
Portside 5/6	East Boston, MA	100.00%	296	111,388	73,000	38,388	0	27,716	25,956	Q4 2015	Q1 2018	Q1 2019	6,882	6.18%
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.00%	295	123,984	78,000	45,984	0	28,320	24,698	Q1 2016	Q1 2018	Q1 2019	7,693	6.20%
Worcester - II (1)	Worcester, MA	100.00%	128	32,599	16,500	16,099	0	6,200	6,200	Q3 2016	Q3 2018	Q3 2019	2,194	6.73%
51 Washington Street	Conshohocken, PA	100.00%	310	86,119	54,000	32,119	0	19,523	19,222	Q3 2016	Q4 2018	Q4 2019	5,182	6.02%
Consolidated		**97.19%**	**2,235**	**$728,041**	**$475,750**	**$248,640**	**$3,819**	**$253,891**	**$184,857**				**$50,844**	**6.95%**
Joint Ventures														
URL® Harborside - I	Jersey City, NJ	85.00%	763	320,305	192,000	109,059	19,246	286,294	109,059	Q4 2013	Q1 2017	Q4 2018	21,803	6.81%
Lofts at 40 Park	Morristown, NJ	25.00%	59	18,200	13,950	2,125	2,125	2,905	1,475	Q3 2016	Q1 2018	Q1 2019	1,173	6.45%
Joint Ventures		**80.69%**	**822**	**$338,505**	**$205,950**	**$111,184**	**$21,371**	**$289,199**	**$110,534**				**$22,976**	**6.79%**
Total In-Construction Communities		**92.75%**	**3,057**	**$1,066,546**	**$681,700**	**$359,824**	**$25,190**	**$543,090**	**$295,391**				**$73,820**	**6.92% (2)**

Notes:

(1) Worcester – I and Worcester – II are being built using an incremental loan. Current project capitalization represents an anticipated increase of $16.5mm in conjunction with the buildout of Worcester – II.

(2) Projected stabilized yield without the hotel project is 6.42%.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 31

Financial Highlights- In-Construction Communities

$ in thousands

Community	Ownership	Apartment Homes/Keys	Project Debt: Outstanding Balance	Project Debt: Maximum Balance	Project Debt: Maturity Date	Project Debt: Interest Rate		Current Capital Balance Overview (1): MCRC Capital	Current Capital Balance Overview (1): Third Party Capital	Current Capital Balance Overview (1): Return Rate
Consolidated										
Quarry Place at Tuckahoe	76.25%	108	$25,159	$28,750	3/30/2017	L + 2.35%		$23,542	$835	8.00%
Marriott Hotels at Port Imperial	90.00%	372	8,311	94,000	10/6/2018	L + 4.50%		34,529	3,836	8.00%
The Chase II at Overlook Ridge	100.00%	292	23,599	48,000	12/15/2018	L + 2.25%		26,900	0	
Worcester - I	100.00%	237	0	41,500	12/10/2018	L + 2.50%		16,116	0	
Signature Place at Morris Plains	100.00%	197	0	42,000	5/20/2019	L + 2.35%		13,589	0	
Portside 5/6	100.00%	296	0	73,000	9/19/2019	L + 2.50%		25,956	0	
RiverHouse 11 at Port Imperial	100.00%	295	7,136	78,000	11/24/2019	L + 2.35%		24,698	0	
Worcester - I I	100.00%	128	0	0			(2)	6,200	0	
51 Washington Street	100.00%	310	0	0			(2)	19,222	0	
Consolidated	**97.19%**	**2,235**	**$64,205**	**$405,250**				**$190,752**	**$4,671**	
Joint Ventures										
URL® Harborside - I	85.00%	763	$142,747	$192,000	8/1/2029	5.2%		$109,059	$19,246	
Lofts at 40 Park	25.00%	59	0	0			(2)	1,475	1,475	
Joint Ventures	**80.69%**	**822**	**$142,747**	**$192,000**				**$110,534**	**$20,721**	
Total In-Construction Communities	**92.75%**	**3,057**	**$206,952**	**$597,250**				**$301,286**	**$25,392**	

Notes:
(1) Includes accrued preferred return.
(2) We forecast construction loan commitments of approximately $85mm.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 32

Financial Highlights- 2016 Starts

$ in thousands

- As of September 30, 2016 the Company had a future development portfolio of approximately 11,151 apartments comprised of:
  - 2016 Starts (remaining) (406 apartments): Communities with likely starts through year-end 2016 with a projected value creation of $55.9 million
  - Future Developments (10,745 apartments): Roseland owned/controlled future development sites, includes 1,915 Identified Repurposing apartments.

			Current	Scheduled	Projected		Projected	
2016 Starts	Location	Apartments	Ownership	Start	Costs	MC Capital	NOI	Yield
PI South - Building 11	Weehawken, NJ	295	100.00%	Started	$123,984	$45,984	$7,693	6.20%
51 Washington Street	Conshohocken, PA	310	100.00%	Started	86,119	32,119	5,182	6.02%
Worcester - II	Worcester, MA	128	100.00%	Started	32,568	16,099	2,064	6.34%
Lofts at 40 Park	Morristown, NJ	59	25.00%	Started	18,200	2,125	1,173	6.45%
2016 Starts (Started)		**792**	**94.41%**		**$260,871**	**$96,327**	**$16,112**	**6.18%**
233 Canoe Brook Road - Apts (repurposing)	Short Hills, NJ	200	100.00%	Q4 2016	$82,642	$39,172	$6,326	7.65%
150 Monument Road (repurposing)	Bala Cynwyd, PA	206	100.00%	Q4 2016	56,425	19,749	3,424	6.07%
2016 Starts (remaining)		**406**	**100.00%**		**$139,067**	**$58,921**	**$9,750**	**7.01%**

- Remaining 2016 starts are projected to generate approximately $55.9 million in value creation for RRT:

Value Creation Summary	
Projected Average Yield	7.01%
Projected NOI	$9,750
Gross Value @ 5.00% Cap	$195,000
Less: Projected Costs	(139,067)
Net Value Creation	$55,933

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q3 2016

33

Financial Highlights- Future Start Communities

Future Developments	Location	Apartment	Current Ownership	Projected Const Start	Approved / Entitled
PI North - Building C	West New York, NJ	363	20.00%	Q1 2017	partial
PI South - Building 8/9	Weehawken, NJ	275	100.00%	Q2 2017	partial
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	Q4 2017	partial
San Remo [(1)]	Jersey City, NJ	250	33.33%	Q4 2017	partial
Plaza 8	Jersey City, NJ	650	50.00%	Future	none
Plaza 9	Jersey City, NJ	650	50.00%	Future	none
Liberty Landing - Future Phases	Jersey City, NJ	585	50.00%	Future	partial
PI North - Building I	West New York, NJ	224	20.00%	Future	partial
PI North - Building J	West New York, NJ	141	20.00%	Future	partial
PI North - Riverbend 6	West New York, NJ	471	20.00%	Future	partial
PI South - Building 16	Weehawken, NJ	131	100.00%	Future	partial
PI South - Building 2	Weehawken, NJ	200	50.00%	Future	partial
PI South - Office 1/3 [(2)]	Weehawken, NJ	N/A	100.00%	Future	partial
PI South - Park Parcel	Weehawken, NJ	224	100.00%	Future	partial
URL® Harborside - II	Jersey City, NJ	750	85.00%	Future	partial
URL® Harborside - III	Jersey City, NJ	750	85.00%	Future	partial
Subtotal - Hudson River Waterfront		**5,929**			
Overlook IIIC	Malden, MA	314	100.00%	Q1 2017	partial
Overlook IIIA	Malden, MA	445	100.00%	Future	partial
Overlook IV	Malden, MA	45	100.00%	Future	partial
Portside 1-4	East Boston, MA	160	100.00%	Future	none
Subtotal - Boston Metro		**964**			

Notes:
(1) Ownership subject to change based on final negotiation.
(2) Approved for approximately 290,000 square feet of office space.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 34

Financial Highlights-
Future Start Communities (cont.)

Future Developments	Location	Apartment	Current Ownership	Projected Const Start	Approved / Entitled
233 Canoe Brook Road - Hotel (repurposing)	Short Hills, NJ	240	100.00%	Q3 2017	fully
Identified Repurposing A	Bergen County, NJ	300	100.00%	Q3 2017	partial
Freehold [(1)]	Freehold, NJ	400	100.00%	Q3 2017	partial
1633 Littleton (repurposing)	Parsippany, NJ	345	100.00%	Future	fully
Identified Repurposing B	Bergen County, NJ	200	100.00%	Future	partial
Identified Repurposing C	Bergen County, NJ	225	100.00%	Future	none
Identified Repurposing D	Essex County, NJ	300	100.00%	Future	none
Identified Repurposing E	Westchester, NY	235	100.00%	Future	none
Identified Repurposing F-I	Essex County, NJ	140	100.00%	Future	none
Identified Repurposing F-2	Essex County, NJ	140	100.00%	Future	none
Identified Repurposing G	Morris County, NJ	175	100.00%	Future	none
Identified Repurposing H	Bergen County, NJ	200	100.00%	Future	none
Subtotal - Northeast Corridor		**2,900**			
Crystal House - III	Arlington, VA	252	50.00%	Q3 2017	partial
Capital Office Park	Greenbelt, MD	400	100.00%	Held for Sale	none
Crystal House - Future	Arlington, VA	300	50.00%	Future	partial
Subtotal - Washington, DC		**952**			
Total Predevelopment and Future Developments [(2)]		**11,151**			

Notes:
(1) Roseland has a signed acquisition agreement, subject to certain conditions.
(2) Includes 1,915 Identified Repurposing (future RRT transfer) opportunities.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016

35

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, 2016, divided by the average percent occupied for the quarter ended September 30, 2016, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q3 2016 36

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2015. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 37 Q3 2016

Q3 2016